UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                OCTOBER 31, 2002
                Date of Report (Date of earliest event reported)

                          PENNZOIL-QUAKER STATE COMPANY
             (Exact name of registrant as specified in its charter)



    DELAWARE                  001-14501                       76-0200625
 (State or other        (Commission File Number)            (IRS Employer
  jurisdiction                                              Identification
of incorporation)                                              Number)


     PENNZOIL PLACE, P.O. BOX 2967, HOUSTON, TEXAS 77252-2967
         (Address of principal executive offices)                  (Zip Code)

                                 (713) 546-4000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     On October 31, 2002, Pennzoil-Quaker State Company (the "Company") issued a press release announcing the completion of the debt tender offers and consent solicitations for certain debt securities of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             Exhibit 99.1     Press Release dated October 31, 2002



                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Pennzoil-Quaker State Company

Date:  October 31, 2002                By: /s/ William C. Lowrey
                                           ---------------------
                                           Name: William C. Lowrey
                                           Title: Vice President - Legal






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                                  EXHIBIT INDEX



Exhibit No.                 Description
----------                  -----------

Exhibit 99.1                Press Release dated October 31, 2002